AMENDMENT NO. 1

TO

AMENDED AND RESTATED MANAGEMENT AGREEMENT

WHEREAS, MORGAN STANLEY SMITH BARNEY CHARTER WNT L.P. (formerly known as Morgan Stanley Charter WCM L.P.), a Delaware limited partnership (the “Partnership”), CERES MANAGED FUTURES LLC, a Delaware limited liability company (formerly Demeter Management Corporation, the “General Partner”), and WINTON CAPITAL MANAGEMENT LIMITED, a United Kingdom company (the “Trading Advisor”), have agreed to amend the Management Agreement, dated as of the 13th day of October, 2006 (the “Management Agreement”), among the Partnership, the General Partner, and the Trading Advisor, to reduce the monthly management fee rate payable to the Trading Advisor.  Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below.

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1.           Effective December 1, 2010, Demeter Management LLC (formerly known as Demeter Management Corporation) was merged into Ceres Managed Futures LLC.  In such connection, all references in the Management Agreement to the “General Partner” shall be deemed to mean Ceres Managed Futures LLC.

2.           The monthly management fee rate equal to 1/12 of 2.00% (a 2.00% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 1.50% (a 1.50% annual rate).

3.           The foregoing amendments shall take effect as of the 1st day of April, 2011.

4.           This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

5.           This Amendment shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 29th day of April, 2011.

MORGAN STANLEY SMITH BARNEY CHARTER WNT L.P.

By: Ceres Managed Futures LLC,

General Partner

By:	/s/ Walter Davis_______________

Name:	Walter Davis

Title:	President

CERES MANAGED FUTURES LLC

By:	_	/s/ Walter Davis

Name:	Walter Davis

Title:	President

WINTON CAPITAL MANAGEMENT LIMITED

By:	__/s/ Andrew Bastow_

Name:	Andrew Bastow

Title:	Director